SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 28, 2018

HIGHWOODS PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-13100	56-1871668
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

HIGHWOODS REALTY LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

North Carolina	000-21731	56-1869557
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3100 Smoketree Court, Suite 600
Raleigh, North Carolina 27604
(Address of principal executive offices, zip code)

Registrants' telephone number, including area code: (919) 872-4924

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 28, 2018, Theodore J. Klinck, 52, who has served as the Company’s Executive Vice President and Chief Operating Officer since September 2015, was promoted to the position of President and Chief Operating Officer. Ed Fritsch, 59, will continue to serve as Chief Executive Officer.

Upon Mr. Fritsch’s recommendation as part of the Company’s succession planning activities, the Company’s Board of Directors elected Mr. Klinck to serve as President and Chief Operating Officer. Before becoming Executive Vice President and Chief Operating Officer, Mr. Klinck served as the Company’s Senior Vice President and Chief Investment Officer. Before joining Highwoods in March 2012, Mr. Klinck served as principal and chief investment officer with Goddard Investment Group, a privately owned real estate investment firm. Prior to that, Mr. Klinck had been a managing director at Morgan Stanley Real Estate.

Also, O. Temple Sloan, Jr., who will turn 80 in February 2019, is retiring as a director effective December 31, 2018. Mr. Sloan was a partner of the Company’s predecessor at the time of its founding in 1978. As part of the Board’s succession planning activities, Carlos E. Evans, 66, the current Chair of the Compensation and Governance Committee, has been elected to assume the independent Chair role effective December 31, 2018. Mr. Evans has been a director since January 2015. Mr. Evans retired from Wells Fargo Bank in May 2014, where he served as executive vice president and a member of its management committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HIGHWOODS PROPERTIES, INC.
By:	/s/ Jeffrey D. Miller
Jeffrey D. Miller
Executive Vice President, General Counsel and Secretary

HIGHWOODS REALTY LIMITED PARTNERSHIP
By: Highwoods Properties, Inc., its general partner
By:	/s/ Jeffrey D. Miller
Jeffrey D. Miller
Executive Vice President, General Counsel and Secretary

Dated: December 4, 2018